Eaton Corporation
2010 Annual Report on Form 10-K
Item 15(b)
Exhibit 21
Subsidiaries of Eaton Corporation
Eaton is publicly held and has no parent corporation. Eaton’s subsidiaries as of December 31, 2010 and the state or country in which each was organized are as follows:

Consolidated subsidiaries (A)	Where Organized
Durodyne Inc.	Arizona
EMC Engineers, Inc.	Colorado
EMC Engineers Solutions Inc.	Colorado
Aeroquip International Inc.	Delaware
Eaton Asia Investments Corporation	Delaware
Eaton Aerospace LLC	Delaware
Eaton Hydraulics LLC	Delaware
Eaton International Corporation	Delaware
EIC Holding I LLC	Delaware
EIC Holding II LLC	Delaware
EIC Holding III LLC	Delaware
EIC Holding GP I	Delaware
EIC Holding GP II	Delaware
Intelligent Switchgear Organization LLC	Delaware
Vickers International Inc.	Delaware
Wright Line Holding Inc.	Delaware
Wright Line LLC	Delaware
Eaton Ann Arbor LLC	Michigan
Eaton Inoac Company	Michigan
Moeller Electric Corporation	Oklahoma
Eaton Aeroquip LLC	Ohio
Eaton Holding International LLC	Ohio
Eaton Industrial Corporation	Ohio
Eaton Leasing Corporation	Ohio
Eaton Worldwide LLC	Ohio
EIC Holding GP III	Ohio
EIC Holding GP IV	Ohio
EIC Holding IV LLC	Ohio
EIC Holding V LLC	Ohio
EIC Holding VI LLC	Ohio
CopperLogic, Inc.	Texas
Eaton Power Quality S.A.	Argentina
Eaton S.A.	Argentina
Eaton Industries Pty. Ltd.	Australia
Eaton Holding G.m.b.H.	Austria
Eaton Beteligungen G.m.b.H.	Austria
Moeller Gebaudeautomation G.m.b.H.	Austria
Moeller Holding Austria G.m.b.H.	Austria
A-VIC Limited	Barbados
Aeroquip-Vickers Assurance Ltd.	Barbados
Eaton Holding Srl	Barbados
Eaton Holding II SRL	Barbados
Eaton Components N.V.	Belgium
Eaton Electric S.A.	Belgium
Eaton Filtration BVBA	Belgium
Moeller Electric BVBA	Belgium
Aeroquip-Vickers International Inc.	Bermuda
Cambridge International Insurance Company Ltd.	Bermuda
Eaton Services Limited	Bermuda
Saturn Insurance Company Ltd.	Bermuda
Aeroquip do Brasil Ltda.	Brazil
Eaton Ltda.	Brazil
Eaton Power Solutions Ltda.	Brazil
Moeller Electric Ltda.	Brazil
Moeller Industria de Electro-Electronicos do Amazonas Ltda.	Brazil

Consolidated subsidiaries (A)	Where Organized
Gain Source International Limited	British Virgin Islands
Phoenixtec International Corp.	British Virgin Islands
Senyuan International Investments Limited	British Virgin Islands
Teamachieve Investments Limited	British Virgin Islands
Winner Hydraulics Ltd.	British Virgin Islands
Moeller EOOD Electric Bulgaria	Bulgaria
Aeroquip-Vickers Canada, Inc.	Canada
Arrow Hose & Tubing Inc.	Canada
CopperLogic, Ltd.	Canada
Eaton ETN Offshore Company	Canada
Eaton ETN Offshore II Company	Canada
Eaton Power Quality Company	Canada
Eaton Yale Company	Canada
Moeller Canada Ltd.	Canada
Aeroquip Financial Ltd.	Cayman Islands
Cutler-Hammer Electrical Company	Cayman Islands
Cutler-Hammer Industries Ltd.	Cayman Islands
Eaton Holding I Limited	Cayman Islands
Eaton Holding II Limited	Cayman Islands
Eaton Holding III Limited	Cayman Islands
Georgetown Financial Services Ltd.	Cayman Islands
Green Holding Company	Cayman Islands
Senyuan International Holdings Limited	Cayman Islands
Eaton Industries (Chile) S.p.A.	Chile
Changzhou Eaton Senyuan Switch Co. Ltd.	China
Changzhou Touyan Electrical & Equipment Co., Ltd.	China
Chloride Phoenixtec Electronics (Shenzhen) Ltd.	China
Eaton (China) Investments Co., Ltd.	China
Eaton Electrical Ltd.	China
Eaton Electrical (Zhongshan) Co.,Ltd	China
Eaton Filtration (Shanghai) Co. Ltd.	China
Eaton Fluid Conveyance (Luzhou) Co. Ltd.	China
Eaton Fluid Power (Shanghai) Co. Ltd.	China
Eaton Hydraulics Systems (Jining) Co. Ltd.	China
Eaton Industries (Jining) Co., Ltd	China
Eaton Industries (Shanghai) Co. Ltd.	China
Eaton Industries (Wuxi) Co. Ltd.	China
Eaton Industrial Clutches and Brakes (Shanghai) Co., Ltd.	China
Eaton (Ningbo) Fluid Conveyance Co., Ltd.	China
Eaton Power Quality (Shanghai) Co., Ltd.	China
Eaton Senstar Automotive Fluid Connectors (Shanghai) Co. Ltd.	China
Hangzhou Eaton Power Quality Co., Ltd.	China
Lian Zheng Electronics (Shenzhen) Co. Ltd.	China
Moeller Electrical Equipment (Suzhou) Co. Ltd.	China
Moeller Electric Shanghai Co. Ltd.	China
Nanjing Xinyijia Electrical Ltd.	China
Phoenixtec Electronics (Shenzhen) Co. Ltd.	China
Santek Electronics (Shenzhen) Co. Ltd.	China
Shanghai Eaton Engine Components Company, Ltd.	China
UPE Electronics (Shenzen) Co. Ltd.	China
Zhenjiang Daqo Eaton Electrical Systems Company Limited	China
Eaton Electrical S.A.	Costa Rica
Eaton Electric S.r.o.	Czech Republic
Eaton Industries S.r.o.	Czech Republic
Moeller Elektrotechnika S.r.o.	Czech Republic
Eaton Electric ApS	Denmark
Cutler-Hammer, S. A.	Dominican Republic
Eaton Holec, OY	Finland
Eaton Power Quality Oy (Finland)	Finland
Eaton Aviation S.A.S.	France
Eaton Electric S.A.S.	France
Eaton Electric Sales S.A.S.	France
Eaton Filtration S.A.S.	France
Eaton Power Quality Holding S.A.S.	France
Eaton Power Quality S.A.S.	France

Consolidated subsidiaries (A)	Where Organized
Eaton Power Solutions S.A.S.	France
Eaton S.A.S.	France
Eaton Technologies S.A.	France
Eaton Automation G.m.b.H.	Germany
Eaton Automotive G.m.b.H.	Germany
Eaton Filtration G.m.b.H.	Germany
Eaton Filtration Holdings G.m.b.H.	Germany
Eaton Filtration Service G.m.b.H.	Germany
Eaton Fluid Connectors G.m.b.H.	Germany
Eaton Fluid Power G.m.b.H.	Germany
Eaton Holding G.m.b.H.	Germany
Eaton Holding II G.m.b.H. and Co. KG	Germany
Eaton Holding Investments G.m.b.H. & Co. KG	Germany
Eaton Industries G.m.b.H.	Germany
Eaton Industries Holding G.m.b.H.	Germany
Eaton Moeller G.m.b.H. & Co. KG	Germany
Eaton Power Quality G.m.b.H.	Germany
Eaton Production International G.m.b.H.	Germany
Institute for International Product Safety G.m.b.H.	Germany
Integrated Hydraulics G.m.b.H.	Germany
Moeller Eaton Holding G.m.b.H.	Germany
Eaton Electric G.m.b.H.	Germany
Eaton Power Quality Limited	Hong Kong
Riseson International Limited	Hong Kong
Santek Electronics Company Limited	Hong Kong
Scoremax Limited	Hong Kong
Smartwish International Enterprise Limited	Hong Kong
Tai Ah Electrical Ltd.	Hong Kong
Team Billion Investment Limited	Hong Kong
Vickers Systems Limited	Hong Kong
Eaton Industries Kft	Hungary
Eaton Fluid Power Limited	India
Eaton Industrial Systems Private Limited	India
Eaton Industries Private Limited	India
Eaton Power Quality Private Limited	India
Eaton Technologies Private Limited	India
Moeller HPL India Private Ltd.	India
PT. Fluid Sciences Batam	Indonesia
TT (Ireland) Acquisition Limited	Ireland
Tractech Industries (Ireland) Limited	Ireland
Tractech (Ireland) Limited	Ireland
Eaton Electric S.r.l.	Italy
Eaton Fluid Power S.r.l.	Italy
Eaton S.r.l.	Italy
Eaton Filtration Ltd.	Japan
Eaton Fluid Power Ltd.	Japan
Eaton Japan Co., Ltd.	Japan
Moeller Electric Ltd.	Japan
SEH Engineering and Service Co. Ltd.	Japan
Moeller Electric SIA	Latvia
Eaton Holding S.a r.l.	Luxembourg
Eaton Holding II S.a.r.l.	Luxembourg
Eaton Holding III S.a.r.l.	Luxembourg
Eaton Holding IV S.a.r.l.	Luxembourg
Eaton Holding V S.a.r.l.	Luxembourg
Eaton Holding VI S.a.r.l.	Luxembourg
Eaton Holding VIII S.a.r.l.	Luxembourg
Eaton Holding X S.a.r.l.	Luxembourg
Eaton Holding XI S.a.r.l.	Luxembourg
Eaton Moeller S.a.r.l.	Luxembourg
Moeller Electric SA	Luxembourg
Eaton Industries Sdn. Bhd.	Malaysia
ETN Asia International Limited	Mauritius
ETN Holding 1 Limited	Mauritius
ETN Holding 2 Limited	Mauritius

Consolidated subsidiaries (A)	Where Organized
ETN Holding 3 Limited	Mauritius
Eaton Controls, S. de R.L. de C.V.	Mexico
Eaton Industries, S. de R.L. de C.V.	Mexico
Eaton Technologies, S. de R.L. de C.V.	Mexico
Eaton Trading Company, S. de R.L. de C.V.	Mexico
Eaton Truck Components, S. de R.L. de C.V.	Mexico
Eaton Electric S.a.r.l.	Morocco
Eaton B.V.	Netherlands
Eaton C.V.	Netherlands
Eaton Electric B.V.	Netherlands
Eaton Holding B.V.	Netherlands
Eaton Holding I B.V.	Netherlands
Eaton Holding II B.V.	Netherlands
Eaton Holding III B.V.	Netherlands
Eaton Holding IV B.V.	Netherlands
Eaton Holding V B.V.	Netherlands
Eaton Holding VI B.V.	Netherlands
Eaton Holding VII B.V.	Netherlands
Eaton Holding International II B.V.	Netherlands
Eaton Industries B.V.	Netherlands
Eaton International B.V.	Netherlands
Eaton Moeller B.V.	Netherlands
Moeller Electric B.V.	Netherlands
Eaton Finance N.V.	Netherlands Antilles
Eaton Industries Company	New Zealand
Moeller Electric AS	Norway
Eaton Automotive Components Sp. z.o.o.	Poland
Eaton Automotive Spolka z o.o.	Poland
Eaton Automotive Systems Sp. z o.o.	Poland
Eaton Electric Sp. Z.o.o.	Poland
Eaton Electric Spolka z.o.o.	Poland
Eaton Truck Components Spolka z o.o.	Poland
Eaton Madeira SGPS Lda.	Portugal
Eaton Electro Prodictie SRL	Romania
Moeller Electric SRL	Romania
Eaton LLC	Russia
OOO Moeller Elektrik Produktion	Russia
Eaton LP	Scotland
Eaton II LP	Scotland
Eaton III LP	Scotland
Eaton IV LP	Scotland
Eaton Industries LP	Scotland
Moeller Electric d.o.o. Serbia	Serbia
Eaton Industries Pte. Ltd.	Singapore
Moeller Electric Pte. Ltd.	Singapore
Phoenixtec (Singapore) Co. Pte. Ltd.	Singapore
Eaton Electric Solutions s.r.o.	Slovak Republic
Eaton Electric s.r.o.	Slovak Republic
Eaton Filtration Co. Ltd.	South Africa
Eaton Hydraulics (Proprietary) Limited	South Africa
Eaton Truck Components (Proprietary) Limited	South Africa
Eaton Automotive Controls Limited	South Korea
Eaton Limited	South Korea
Aeroquip Iberica S.L.	Spain
Eaton Electric S.L.U.	Spain
Eaton Power Quality S.L.	Spain
Eaton S.L.	Spain
Productos Eaton Livia S.L.	Spain
Eaton Holec AB	Sweden
Eaton Power Quality AB	Sweden
Ultronics Nordic Sales AB	Sweden
Eaton Industries Manufacturing G.m.b.H.	Switzerland
Eaton Manufacturing G.m.b.H	Switzerland
Eaton Manufacturing II G.m.b.H.	Switzerland
Eaton Manufacturing III G.m.b.H.	Switzerland

Consolidated subsidiaries (A)	Where Organized
Micro Innovation Holding AG	Switzerland
Moeller Electric G.m.b.H.	Switzerland
Centralion Industrial Inc.	Taiwan
Eaton Phoenixtec MMPL Co.,Ltd.	Taiwan
Eaton Industries (Thailand) Ltd.	Thailand
Eaton Electric Company Ltd.	Thailand
Moeller Electric Ltd.	Thailand
Eaton Electric Ticaret Ltd. Sirket	Turkey
D.P. Eaton Electric	Ukraine
Aphel Limited	United Kingdom
Aphel Technologies Limited	United Kingdom
Eaton Aerospace Limited	United Kingdom
Eaton Electric Limited	United Kingdom
Eaton Filtration Limited	United Kingdom
Eaton Holding Limited	United Kingdom
Eaton Holding II Limited	United Kingdom
Eaton Industries Limited	United Kingdom
Eaton Limited	United Kingdom
Eaton Power Quality Limited	United Kingdom
Eaton Power Solutions Limited	United Kingdom
Integ Holdings Limited	United Kingdom
Integrated Hydraulics Limited	United Kingdom
Eaton Electric Sales Limited	United Kingdom
Moeller Holding Limited	United Kingdom
Ultronics Limited	United Kingdom
Eaton Electrical, S.A.	Venezuela

(A)	Other Eaton subsidiaries, many inactive, are not listed above. If considered in the aggregate, they would not be material.